===================================================================================

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
January 13, 2005

VisualMED Clinical Solutions Corp.
 (formerly ANCONA MINING CORPORATION)
 (Exact name of registrant as specified in its charter)

NEVADA	000-33191	88-0436055
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer ID)

1035 Laurier Street West
Montreal, Quebec H2V 2L1
(Address of principal executive offices and Zip Code)

(514) 274-1115
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

===================================================================================

ITEM 7.01     REGULATION FD DISCLOSURE

VisualMED Clinical Solutions Corp. (OTCBB: VMCS), announced today that the first sale of one of its series of ambulatory care modules, Scope-Notes(C), was completed by its Canadian distributor, Medicool Health Systems, with the Colorectal Surgery Clinic of the Sir Mortimer B. Davis Jewish General Hospital of Montreal.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

	99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 13th day of January, 2005.

VISUALMED CLINICAL SOLUTIONS CORP.

BY:	/s/ Barry Scharf
Barry Scharf, VP Operations